AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

        This Amendment No. 2 to Note Purchase Agreement (this "Amendment"), dated as of November 6, 1997, by and among Southland Container Packaging Corp., a Texas corporation (as successor by merger to SHC Acquisition Corp., a Florida corporation, and formerly called Southland Holding Company, herein the "Company"), JOTAN, INC., a Florida corporation ("Parent"), RICE PARTNERS II, L.P., a Delaware limited partnership ("Rice"), F-SOUTHLAND, L.L.C., a North Carolina limited liability company ("F-Southland"), and FF-SOUTHLAND, L.P., a Delaware limited partnership ("FF-Southland") (F-Southland and FF-Southland are individually or collectively, as the context requires, referred to herein as "Southland Purchasers") (Rice and Southland Purchasers are individually or collectively, as the context requires, referred to herein as the "Purchaser").

                                    RECITALS

        A. The Company, Parent, Rice and the Southland Purchasers have entered into that certain Note Purchase Agreement, dated as of February 28, 1997, as the same has been amended by that certain Amendment No. 1 dated as of August 19, 1997 (the "Original Agreement" and, as amended hereby, the "Note Agreement").

        B. SHC Acquisition Corp. has merged with and into Southland Holding Company, with Southland Holding Company surviving and assuming all the obligations of SHC Acquisition Corp. under the Original Agreement. On July 31, 1997, all of the subsidiaries of Southland Holding Company and Atlantic Bag & Paper Company, a Subsidiary of Parent, merged with and into Southland Holding Company (which concurrently changed its name to Southland Container Packaging Corp.), with the result that the Company, as of July 31, 1997, had no Subsidiaries.

        C. The Company has advised the Purchaser, the Senior Lender and the Senior Agent that certain defaults have occurred under the financial covenants in the Original Agreement and in the Senior Loan Agreement.

        D. The Company has requested that the Senior Lender (1) make certain amendments to the Senior Loan Agreement (as the same has been amended by that certain letter amendment dated April 30, 1997, that certain Second Amendment to Credit Agreement dated as of June 20, 1997 and that certain Third Amendment to Credit Agreement dated as of August 19,
   1997) pursuant to the Fourth Amendment to Credit Agreement among the Company, Parent, Senior Agent and the Senior Lender, which Purchaser will review and approve (the "Senior Loan Amendment"), and (2) waive such defaults, and the Senior Lender is willing to do so subject to the terms and conditions set forth therein.

        E. The Company has requested that the Purchaser make (1) certain amendments to the Original Agreement and (2) waive such defaults under the Original Agreement, and the Purchaser is willing to do so subject to the terms and conditions set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

   1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Note Agreement. Unless otherwise specified, all section references herein refer to sections of the Original Agreement.

   2.   AMENDMENTS.  The Original Agreement is hereby amended as follows:

        Amendment to Section 6.20.  Effective as of the date hereof,
   Section 6.20(d) is hereby amended as follows:

             (a) Section 6.20(d) is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

             (d) EBITDA. As of the end of each Fiscal Quarter set forth below, Parent shall not permit EBITDA for the twelve (12) month period (or portion thereof since June 30, 1997) then ending to be less than the Dollar amount set forth below for such Fiscal Quarter (beginning with the Fiscal Quarter ending December 31, 1997):


                      Period                             Dollar Amount
                      ------                             -------------

                December 31, 1997                         $2,250,000
                March 31, 1998                            $3,150,000
                June 30, 1998                             $5,850,000
                September 30, 1998                        $6,075,000
                December 31, 1998                         $6,300,000
                March 31, 1999                            $6,525,000
                June 30, 1999                             $6,750,000



                      Period                             Dollar Amount
                      ------                             -------------

                September 30, 1999                        $6,975,000
                December 31, 1999                         $7,200,000
                March 31, 2000                            $7,425,000


        3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Purchaser:

        3.1. Purchaser shall have received (a) this Amendment, duly executed by the Company; (b) a certificate of each of the Secretary of the Company and of Parent in the forms of Exhibit A and Exhibit A-1 attached hereto, respectively (hereinafter collectively referred to as the "Company General Certificate"), certified by the Secretary of the Company as Parent, as appropriate, and acknowledging (i) that the Company's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Company of the Senior Loan Amendment, this Amendment and all Other Agreements to which the Company is or is to be a party, and (ii) the names of the officers of the Company authorized to sign the Senior Loan Amendment, this Amendment and each of the Other Agreements to which the Company is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; (c) an executed copy of the Senior Loan Amendment and each document relating thereto, or a certificate executed by the Chief Financial Officer of the Company certifying that the Senior Loan Amendment and other documents attached thereto are true, correct and complete copies of the Senior Loan Agreement and all documents relating thereto; (d) a written consent of the Senior Agent on behalf of the Senior Lender to the execution and delivery of this Amendment and all documents relating hereto; and (e) such additional documents, instruments and information as Purchaser or its legal counsel may request.

        3.2. The representations and warranties contained herein and in the Original Agreement and the Other Agreements, as amended hereby, shall be true and correct on and as of the date hereof, as if made on the date hereof.

        3.3. No Potential Default or Event of Default under the Original Agreement, as amended hereby, shall have occurred and be continuing, unless such Potential Default or Event of Default has been specifically waived in writing by Purchaser.

        3.4. The Senior Loan Amendment shall have been duly executed and delivered by the parties thereto and shall be on terms and conditions satisfactory to Purchaser, and all conditions precedent to funding of the Senior Loans contemplated thereunder shall have been satisfied or waived.

   4. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; CONSENT TO SENIOR LOAN AMENDMENT; COVENANT TO ISSUE PIK NOTES.

        4.1. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Agreement and the Other Agreements and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Original Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. The Company, Parent and Purchaser agree that the Original Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        4.2. The Company hereby represents and warrants to Purchaser that (a) the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite corporate action on the part of the Company and will not violate the Articles of Incorporation or Bylaws of the Company; (b) the representations and warranties contained in the Original Agreement and the Other Agreements, as amended hereby, are true and correct on and as of the date hereof as though made on and as of such date; (c) no Potential Default or Event of Default under the Original Agreement, as amended hereby, has occurred and is continuing, unless such Potential Default or Event of Default has been specifically waived in writing by Purchaser; (d) the Company is in full compliance with all covenants and agreements contained in the Original Agreement, as amended hereby, and the Other Agreements; and (e) the Company has not amended its Articles of Incorporation or its Bylaws since August 19, 1997, except for such amendments, if any, as are attached to the Company General Certificate. The foregoing representations and warranties shall survive the execution and delivery of this Amendment.

        4.3 The Purchaser hereby represents that is the holder of the Senior Subordinated Notes issued to it on the Closing Date, and consents to the execution and delivery by the Company and Parent of the Senior Loan Amendment. This consent is expressly intended for the benefit of, and may be relied upon by, the Senior Lender and the Senior Agent for all purposes of the Loan Documents (as defined in the Senior Loan Agreement) including the Senior Subordination Agreement.

        4.4 Each of Parent and the Company hereby consents to the execution and delivery by the other of this Amendment; and Parent hereby confirms its Parent Guaranty and the Company hereby confirms its Company Guaranty for all purposes, giving effect to this Amendment and the Senior Loan Amendment and the transactions contemplated hereby and thereby.

   5.   LIMITED WAIVER.

        By execution of this Amendment, Purchaser hereby waives any Potential Default or Event of Default occurring and existing under Section 8.1(c) of the Note Purchase Agreement solely as a result of the Company's failure to comply with the specific financial covenant set forth in Sections 6.20(b),
   (c) and (d) of the Note Purchase Agreement during the measurement period ended September 30, 1997 and any rights and remedies arising as a result thereof. Except as specifically provided in this Section 5, nothing contained in this Amendment shall be construed as a waiver by Purchaser of any covenant or provision of the Note Purchase Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between or among Parent, the Company and Purchaser, and the failure of Purchaser at any time or times hereafter to require strict performance by Parent or the Company, as the case may be, of any provision thereof shall not waive, affect or diminish any right of Purchaser to thereafter demand strict compliance therewith. Purchaser hereby reserves all rights granted under the Note Purchase Agreement, the Other Agreements, this Amendment and any other contract or instrument between or among Parent, the Company and Purchaser.

   6.   MISCELLANEOUS.

        6.1. Survival of Representations and Warranties. All representations and warranties made in the Original Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Purchaser or any closing shall affect the representations and warranties or the right of Purchaser to rely upon them.

        6.2. Reference to Original Agreement. Each of the Original Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Original Agreement, as amended hereby, are hereby amended so that any reference in the Original Agreement and such Other Agreements to the Original Agreement shall mean a reference to the Original Agreement as amended hereby.

        6.3. Expenses of Purchaser. As provided in the Original Agreement, the Company agrees to pay on demand all costs and expenses incurred by Purchaser in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Purchaser's legal counsel.

        6.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6.5. Successors and Assigns. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

        6.6. Headings. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

        6.7. Counterparts. This Amendment may be executed in any number of counterparts, which shall collectively constitute one agreement.

        6.8. Law Governing.   THIS AMENDMENT HAS BEEN SUBSTANTIALLY
   NEGOTIATED AND IS BEING EXECUTED, DELIVERED, AND ACCEPTED, AND IS INTENDED TO BE PERFORMED, IN PART IN THE STATE OF FLORIDA. ALL OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. THE SENIOR SUBORDINATED NOTES SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE SPECIFIED THEREIN. EACH PURCHASER RETAINS ALL RIGHTS UNDER THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING THOSE RELATING TO THE CHARGING OF INTEREST.

        6.9 Waivers; Modification. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, AMENDED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF
   ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

        6.10 Waiver of Jury Trial. AFTER REVIEWING THIS SECTION 6.10 WITH ITS COUNSEL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PARENT, THE COMPANY AND EACH PURCHASER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE SENIOR SUBORDINATED NOTES OR ANY DOCUMENTS ENTERED INTO IN CONNECTION THEREWITH OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF EACH PURCHASER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PURCHASER TO PURCHASE THE SENIOR SUBORDINATED NOTES FROM THE COMPANY.

        6.11. Final Agreement. THE ORIGINAL AGREEMENT, AS AMENDED HEREBY, AND THE OTHER AGREEMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE ORIGINAL AGREEMENT, AS AMENDED HEREBY, AND THE OTHER AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        6.12. Release. THE COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "SENIOR SUBORDINATED OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM PURCHASER. THE COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES PURCHASER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE AGAINST PURCHASER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE "SENIOR SUBORDINATED OBLIGATIONS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE ORIGINAL AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Parent, the Company and Purchaser have caused this Amendment to be executed and delivered as of the date first written.

                                      PARENT:

                                      JOTAN, INC.


                                      By:  /s/ Edward L. Lipscomb
                                           Edward L. Lipscomb,
                                           Vice President and Chief Financial
                                           Officer

                                      Address for Notices for Parent and all
                                      Subsidiaries:

                                      118 West Adams Street
                                      Jacksonville, Florida  32202
                                      Attn:  Mr. David Freedman
                                      Facsimile:  (904) 353-0075


                                      COMPANY:

                                      SOUTHLAND CONTAINER
                                        PACKAGING CORP. (formerly known as
                                      Southland Holding Company and as
                                      successor by merger to SHC Acquisition
                                      Corp.)


                                      By:  /s/ Edward L. Lipscomb
                                           Edward L. Lipscomb,
                                           Vice President and Chief Financial
                                           Officer

                                      118 West Adams Street
                                      Jacksonville, Florida  32202
                                      Attn:  Mr. David Freedman
                                      Facsimile:  (904) 353-0075



                                      PURCHASER:

                                      RICE PARTNERS II, L.P.

                                      By:  Rice Capital Group IV,
                                           L.P., Its general partner

                                           By:  RMC Fund Management,
                                                L P., Its general partner

                                                By:  Rice Mezzanine
                                                     Corporation, its
                                                     general partner

                                                By:  /s/ Jeffrey P. Sangalis
                                                    Jeffrey P. Sangalis
                                                    Managing Director



                                      F-SOUTHLAND, L.L.C.

                                      By:  Franklin Street/Fairview Capital,
                                           L.L.C., its manager


                                           By:  /s/ Jeremiah M. Callahan
                                                Jeremiah M. Callahan,
                                                Manager

                                       FF-SOUTHLAND, L.P.

                                       By:  FSFC Associates, L.P.,
                                            its general partner

                                            By:  Franklin Capital, L.L.C.,
                                                 its general partner


                                                 By:  /s/ Jeremiah M. Callahan
                                                      Jeremiah M. Callahan,
                                                      Manager

                                   EXHIBIT A

                       Form of Company General Certificate

                                 [See Attached]

                                   EXHIBIT A-1

                       Form of Parent General Certificate

                                 [See Attached]